Exhibit 99.1

Pershing Square Tontine Holdings, Ltd.

Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet	F-3
Notes to the Balance Sheet	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Pershing Square Tontine Holdings, Ltd.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Pershing Square Tontine Holdings, Ltd. (the “Company”) as of July 24, 2020, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of July 24, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2020.

New York, NY

July 30, 2020

PERSHING SQUARE TONTINE HOLDINGS, LTD.

BALANCE SHEET

JULY 24, 2020

ASSETS
Current assets:
Cash	$32,089,801
Prepaid expenses	20,335
Interest receivable	23

Total Current Assets	32,110,159
Cash held in Trust Account	4,000,000,000

TOTAL ASSETS	$4,032,110,159

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accrued expenses	$110,681
Accrued offering costs	2,295,922

Total Current Liabilities	2,406,603

Deferred underwriting fee payable	56,250,000

Total Liabilities	58,656,603

Commitments
Class A common stock, $0.0001 par value, subject to possible redemption, 198,422,677 shares at redemption value	3,968,453,540

Stockholders’ Equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Class A common stock, $0.0001 par value; 3,000,000,000 shares authorized; 1,577,323 shares issued and outstanding (excluding 198,422,677 shares subject to possible redemption)	158
Class B common stock, $0.0001 par value; 20,000,000 shares authorized; 100 shares issued and outstanding	—
Additional paid-in capital	5,110,881
Accumulated deficit	(111,023)

Total Stockholders’ Equity	5,000,016

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,032,110,159

The accompanying notes are an integral part of the financial statement.

PERSHING SQUARE TONTINE HOLDINGS, LTD.

NOTES TO FINANCIAL STATEMENT

Note 1—Description of Organization and Business Operations

Organization and General

Pershing Square Tontine Holdings, Ltd. (the “Company”) was incorporated in Delaware on May 4, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Initial Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

At July 24, 2020, the Company had not commenced any operations. All activity for the period from May 4, 2020 (inception) through July 24, 2020 relates to the Company’s formation and the initial public offering (“Initial Public Offering”) described below. The Company will not generate any operating revenues until after completion of its Initial Business Combination, at the earliest. The Company may generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Initial Public Offering. The Company has selected December 31st as its fiscal year-end.

Sponsor and Financing

The Company’s sponsor is Pershing Square TH Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) organized on May 4, 2020. The registration statement for the Company’s Initial Public Offering (the “Prospectus”) was declared effective by the U.S. Securities and Exchange Commission (“SEC”) on July 21, 2020. On July 24, the Company consummated its Initial Public Offering of 200,000,000 Units (as defined in Note 3), generating gross proceeds of $4,000,000,000, and incurring offering costs of approximately $94,298,000, inclusive of $56,250,000 in deferred underwriting commissions (Note 3). The Company intends to finance its Initial Business Combination with the proceeds from the Initial Public Offering of Units and the $65,000,000 of proceeds from the sale of the Sponsor Warrants (as defined in Note 3) and $2,837,500 of proceeds from the sale of Director Warrants (as defined in Note 4). Upon the closing of the Initial Public Offering and the sale of the Sponsor Warrants and Director Warrants, $4,000,000,000 was held in a trust account (the “Trust Account”).

The Trust Account

The proceeds held in the Trust Account will be invested only in U.S. Treasury obligations with a maturity of one hundred eighty (180) days or less or in money market funds that meet certain conditions under Rule 2a-7 under the Investment Company Act of 1940 and that invest only in U.S. Treasury obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Initial Business Combination or (ii) the distribution of the Trust Account proceeds as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company’s second amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes, if any, none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of its Initial Business Combination; (ii) the redemption of any shares of Class A Common Stock (as defined in Note 3) included in the Units being sold in the Initial Public Offering (the “Public Shares”) that have been properly tendered in connection with a stockholder vote to amend the Company’s second amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with its Initial Business Combination, (B) to modify the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if it does not complete its Initial Business Combination within 24 months from the closing of the Initial Public Offering (or 30 months from the closing of the Initial Public Offering if it has executed a letter of intent, agreement in principle or definitive agreement for its Initial Business Combination within 24 months from the closing of the Initial Public Offering but has not completed its Initial Business Combination within such 24-month period) (the “Combination Period”), or (C) with respect to any other provision relating to stockholders’ right for pre-Initial Business Combination activities; and (iii) the redemption of 100% of the Public Shares if the Company is unable to complete an Initial Business Combination within the Combination Period, subject to the requirements of law. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.

Initial Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering, although substantially all of the net proceeds of the Initial Public Offering are intended to be generally applied toward consummating an Initial Business Combination. The Initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the amount of any deferred underwriting discount held in the Trust Account) at the time of the agreement to enter into the Initial Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect an Initial Business Combination.

The Company, after signing a definitive agreement for an Initial Business Combination, will either (i) seek stockholder approval of the Initial Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Initial Business Combination, for cash equal to their pro-rata share of the aggregate amount then on deposit in the Trust Account as of five business days prior to the consummation of the Initial Business Combination, including any interest earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s taxes, or (ii) provide stockholders with the opportunity to sell their Public Shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro-rata share of the aggregate amount then on deposit in the Trust Account as of five business days prior to the consummation of the Initial Business Combination, including any interest earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s taxes. The decision as to whether the Company will seek stockholder approval of the Initial Business Combination or will allow stockholders to sell their Public Shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval, unless a vote is required by law or under NYSE rules. If the Company seeks stockholder approval, it will complete its Initial Business Combination only if a majority of the voting power of the shares of common stock voted are voted in favor of the Initial Business Combination. However, in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon consummation of the Initial Business Combination. In such case, the Company would not proceed with the redemption of its Public Shares and the related Initial Business Combination, and instead may search for an alternate Initial Business Combination.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with an Initial Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to its pro-rata share of the aggregate amount then on deposit in the Trust Account as of five business days prior to the consummation of the Initial Business Combination, including any interest earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s taxes. As a result, such shares of Class A Common Stock will be recorded at redemption amount and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, “Distinguishing Liabilities from Equity.”

Pursuant to the Company’s second amended and restated certificate of incorporation, if the Company is unable to complete the Initial Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including any interest earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s taxes (less $100,000 to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish public stockholder’s rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The holders of the Company’s Class B common stock, $0.0001 par value (“Class B Common Stock”) will not be issued any shares of Class A Common Stock in respect of their shares of Class B Common Stock if the Company fails to complete its Initial Business Combination within the Combination Period, and will have no rights to liquidating distributions from the trust account in respect of such shares, although they will be entitled to liquidating distributions from the trust account with respect to any Public Shares that they hold (whether acquired by such person or entity during or after this offering) if the Company fails to complete its Initial Business Combination within the prescribed timeframe.

In the event of a liquidation, dissolution or winding up of the Company after an Initial Business Combination, the Company’s stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the common stock. The Company’s stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the common stock, except that the Company will provide its stockholders with the opportunity to redeem their Public Shares for cash equal to their pro-rata share of the aggregate amount then on deposit in the Trust Account, upon the completion of the Initial Business Combination, subject to the limitations described in the Company’s Prospectus.

Note 2—Summary of Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act. The JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with those of another public company difficult or impossible if such other public company is (i) not an emerging growth company or (ii) is an emerging growth company that has opted out of using the extended transition period, due to the potential differences in accounting standards used.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Use of Estimates

The preparation of the financial statement in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less at the time of purchase to be cash equivalents. The Company did not have any cash equivalents as of July 24, 2020.

Cash held in Trust Account

As of July 24, 2020, the assets held in the Trust Account were held in cash.

Offering Costs

The Company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A—“Expenses of Offering.” Offering costs consist of legal, accounting, underwriting fees and other costs incurred in connection with formation and preparation for the Initial Public Offering. These costs, together with the underwriter discount, were charged to stockholders’ equity upon the completion of the Initial Public Offering.

Class A Common Stock Subject to Possible Redemption

The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Shares of Class A common stock subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Shares of conditionally redeemable Class A common stock (including Class A common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, shares of Class A common stock are classified as stockholders’ equity. The Company’s Class A common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, at July 24, 2020, 198,422,677 shares of Class A common stock subject to possible redemption are presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of July 24, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

Note 3— Initial Public Offering

On July 24, 2020, the Company sold 200,000,000 units at a price of $20.00 per unit (the “Units”) in its Initial Public Offering. Concurrently with the Initial Public Offering, the Sponsor purchased warrants (the “Sponsor Warrants”) for an aggregate purchase price of $65,000,000. The fair market value of the Sponsor Warrants as of the date of the Initial Public Offering was determined by the Company in consultation with a third-party, nationally recognized valuation firm. The valuation firm reviewed and discussed with the Company the methodology, procedures and assumptions used by the Company in valuing the Sponsor Warrants. Taking into account such consultation, the Company concluded that its methodology, procedures and assumptions are reasonable (see Note 4).

Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value (“Class A Common Stock”), and one-ninth of one redeemable warrant (or 22,222,222 Redeemable Warrants in the aggregate) (the “Distributable Redeemable Warrants”). The Company expects the Class A Common Stock and Distributable Redeemable Warrants comprising the Units to begin separate trading on the NYSE on the 52nd date following the date of the Initial Public Offering, subject to certain conditions described in the Company’s Prospectus. At the time that the Class A Common Stock and Distributable Redeemable Warrants comprising the units begin separate trading, holders will hold the separate securities and no longer hold units (without any action needing to be taken by the holders), and the units will no longer trade or be listed on the NYSE. In addition, the Company’s second amended and restated certificate of incorporation provides that an aggregate of 44,444,444 redeemable warrants (the “Distributable Tontine Redeemable Warrants” and, collectively with the Distributable Redeemable Warrants, the “Redeemable Warrants”) will be distributed on a pro-rata basis to the holders of record of Public Shares that are remaining after the Company redeems any Public Shares that the holders thereof have elected to redeem in connection with the Initial Business Combination, which distribution will occur immediately after such redemptions and immediately prior to the closing of the Initial Business Combination.

Each whole Redeemable Warrant or Forward Purchase Warrant (as defined in Note 4 and, collectively, the “Warrants”) entitles the holder to purchase one share of Class A Common Stock at a price of $23.00 per share. In addition, if (x) the Company issues additional shares of Class A Common Stock, equity-linked securities or any other instrument that is convertible or exercisable into, or exchangeable for, Class A Common Stock for capital raising purposes in connection with the closing of the Initial Business Combination at an issue price or effective issue price of less than $18.40 per share (with such issue price or effective issue price to be determined in good faith by the board of directors) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds (including from such issuances, the Initial Public Offering, the sale of the Forward Purchase Units and any interest thereon, net of redemptions) that are available for the funding of the Initial Business Combination on the date of the consummation thereof (net of redemptions) and (z) the daily volume-weighted average trading price of the Class A Common Stock during the 20-trading-day period starting on the trading day prior to the date on which the Company consummates the Initial Business Combination (such price, the “Market Value”) is below $18.40 per share, the exercise price of the Warrants will be adjusted (to the nearest cent) to 115% of the higher of the Market Value and the Newly Issued Price, the $36.00 per share redemption trigger price described below will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price, and the $20.00 per share redemption trigger price described below will be adjusted (to the nearest cent) to be equal to 100% of the higher of the Market Value and the Newly Issued Price.

No fractional shares will be issued, other than as part of the Units or Forward Purchase Units (as defined in Note 4), and only whole Warrants will trade. Upon separation of the Units or Forward Purchase Units, as applicable, there will be no fractional Units. Each Warrant will become exercisable on the later of 30 days after the completion of the Company’s Initial Business Combination or 12 months from the closing of the Initial Public Offering and will expire five years after the completion of the Company’s Initial Business Combination or earlier upon redemption or liquidation.

Once the Warrants become exercisable, the Company may redeem the outstanding Warrants in whole and not in part at a price of $0.01 per Warrant upon a minimum of 30 days’ prior written notice of redemption, if and only if the daily volume-weighted average price of the Company’s Class A Common Stock for any 20 trading days within a 30-trading-day period ending on the third business day prior to the date on which the Company sent the notice of redemption to the Warrant holders (the “Reference Value”) equals or exceeds $36.00 per share. The Company may elect to require any such exercise to be effected on a cashless basis.

In addition, once the Warrants become exercisable, the Company may redeem the outstanding Warrants in whole and not in part at a price of $0.10 per Warrant upon a minimum 30 days’ prior written notice, provided that holders will be able to exercise their Warrants on a cashless basis prior to redemption and receive that number of shares determined by reference to the table set forth within “Description of Securities—Redeemable Warrants—Redemption of warrants when the price per share of Class A Common Stock equals or exceeds $20.00” in the Company’s Prospectus, based on the redemption date and the fair market value and if, and only if, the Reference Value equals or exceeds $20.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

The Company paid an underwriting discount of 2.0% (for gross proceeds of the Initial Public Offering of up to $1,000,000,000), an underwriting discount of 1.5% (for gross proceeds of the Initial Public Offering between $1,000,000,000 and $1,500,000,000), an underwriting discount of 1.0% (for gross proceeds of the Initial Public Offering between $1,500,000,000 and $2,000,000,000) and an underwriting discount of 0.5% (for gross proceeds of the Initial Public Offering above $2,000,000,000) of the per Unit offering price to the underwriters at the closing of the Initial Public Offering, subject to the deferral of any underwriting discount (other than the additional aggregate amount of up to $5,000,000 for selling concessions of $0.20 per units for units sold to retail investors, to be paid to the relevant selling group members) in excess of $30,000,000 and a deferred discount consisting of (i) any amount of the underwriting discount (other than the selling concessions for Units sold to retail investors) in excess of $30,000,000 plus (ii) 2.0% of the gross proceeds of the Initial Public Offering, with such aggregate deferred discount subject to a cap of $56,250,000 (the “Deferred Discount”), payable upon the Company’s completion of an Initial Business Combination. If the amount of proceeds from the Trust Account paid in connection with the redemption rights of Public Stockholders, together with the amount of capital raised in private placements in connection with the Initial Business Combination from investors other than Sponsor or its affiliates (the “Net Redemptions”) results in the Company having less than $2,000,000,000 of cash available upon the consummation of its Initial Business Combination, only 25% of the Deferred Discount will be payable. If such amount of cash available is $2,000,000,000 or greater, 50% of the aggregate Deferred Discount will be payable, and the remaining 50% of the aggregate Deferred Discount will be subject to a pro-rata reduction based on the amount of Net Redemptions as a percentage of the gross proceeds of the Initial Public Offering. The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes its Initial Business Combination.

Note 4—Related Party Transactions

Sponsor Shares

On May 7, 2020, the Sponsor acquired 100 shares of Class B Common Stock (the “Sponsor Shares”) for an aggregate purchase price of $25,000, or $250.00 per share. The Sponsor Shares are identical to the Class A Common Stock included in the Units being sold in the Initial Public Offering except that: (i) the Sponsor Shares will have, in the aggregate, the voting power of 20.0% of the issued and outstanding common stock of the Company immediately following the Initial Public Offering, while the shares of Class A Common Stock will have, in the aggregate, 80.0% of the voting power of the issued and outstanding common stock of the Company immediately following the Initial Public Offering; (ii) the Sponsor Shares automatically convert into shares of Class A Common Stock at the time of the Company’s Initial Business Combination on a one-for-one basis, subject to adjustments and certain transfer restrictions; and (iii) the holders of the Sponsor Shares shall have the right to elect all directors of the Company prior to the Initial Business Combination.

The Company’s Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of their Sponsor Shares until the earlier to occur of (A) 180 days after the completion of the Initial Business Combination or (B) subsequent to the Initial Business Combination the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Sponsor Warrants

Concurrently with the Initial Public Offering, the Sponsor purchased the Sponsor Warrants for an aggregate purchase price of $65,000,000 in a private placement. The fair market value of the Sponsor Warrants as of the date of the Initial Public Offering was determined by the Company to be $65,000,000 in consultation with a third-party, nationally recognized valuation firm. The Sponsor Warrants will generally not be salable, transferable or exercisable until three years after the date of the Initial Business Combination, and will only then be exercisable for that number of shares constituting 5.95% of the common shares of the post-combination business on a fully diluted basis as of the time immediately following the Initial Business Combination, at an exercise price equal to $24.00 per common share of the post-combination business.

Of the proceeds from the sale of the Sponsor Warrants, $35,000,000 was deposited in the Trust Account such that $4,000,000,000 is held in the Trust Account, and the remainder of the proceeds of the Sponsor Warrants and the full proceeds of the Director Warrants (as defined below) are held by the Company outside of the Trust Account and will be used to pay expenses in connection with the Initial Public Offering and Initial Business Combination. If the Initial Business Combination is not completed within the Combination Period, the proceeds from the sale of the Sponsor Warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law). The Sponsor Warrants are not redeemable by the Company and, will be exercisable, in whole or in part, on a cashless basis (in addition to being exercisable for cash).

The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell the Sponsor Warrants until three years after the completion of the Initial Business Combination.

Director Warrants

Concurrently with the Initial Public Offering, the Company’s directors, other than Mr. Ackman, purchased an aggregate of $2,837,500 of director warrants (“Director Warrants”) in private placements. The Director Warrants will be exercisable, in the aggregate, for that number of shares constituting 0.26% of the common shares of the post-combination business, on a fully diluted basis, as of the time immediately following the Initial Business Combination. The exercise price per common share of the post-combination business will be $24.00.

The Director Warrants are not redeemable by the Company and will be exercisable, in whole or in part, on a cashless basis (in addition to being exercisable for cash).

The directors who have purchased Director Warrants have agreed, subject to limited exceptions, not to transfer, assign or sell such Director Warrants until three years after the completion of the Initial Business Combination.

Forward Purchase Agreement

On June 21, 2020, Pershing Square, L.P., a Delaware limited partnership, Pershing Square International, Ltd., a Cayman Islands exempted company, and Pershing Square Holdings, Ltd., a Guernsey company, each of which is a member of Sponsor and is managed by Pershing Square Capital Management, L.P., (each a “Forward Purchaser” and collectively the “Forward Purchasers”), entered into a Forward Purchase Agreement (the “Forward Purchase Agreement”) with the Company, regarding the purchase of units (the “Forward Purchase Units”), each of which has a purchase price of $20.00 and consists of one share of Class A Common Stock (the “Forward Purchase Shares”), and one-third of one warrant (the “Forward Purchase Warrants”). Pursuant to the Forward Purchase Agreement, the Forward Purchasers agreed to purchase an aggregate of $1,000,000,000 of Forward Purchase Units (the “Committed Forward Purchase Units”), or 50,000,000 such units. The purchase of the Committed Forward Purchase Units will take place in one or more private placements in such amounts and at such time or times as the Forward Purchasers determine, with the full amount to have been purchased no later than simultaneously with the closing of the Initial Business Combination. The Forward Purchasers are not permitted to transfer the right to purchase the Committed Forward Purchase Units.

The Forward Purchase Agreement also provides that the Forward Purchasers may elect to purchase up to an additional aggregate of $2,000,000,000 of Forward Purchase Units (the “Additional Forward Purchase Units”), or up to 100,000,000 such units, in whole or in part, in one or more private placements in such amounts and at such time or times as the Forward Purchasers determine, but no later than simultaneously with the closing of the Initial Business Combination. The Company and the Forward Purchasers may determine, by mutual agreement, to increase the number of Additional Forward Purchase Units at any time prior to the Initial Business Combination. The Forward Purchasers may transfer the right to purchase the Additional Forward Purchase Units, in whole or in part, to any entity that is managed by Pershing Square Capital Management, L.P. (the “Affiliate Transferees”), but not to any third party. The Forward Purchasers’ obligation or right, as applicable, to purchase the Forward Purchase Units will be allocated among the Forward Purchasers from time to time as described in the Company’s Prospectus.

The Forward Purchase Shares, the Forward Purchase Warrants and the shares of Class A Common Stock underlying the Forward Purchase Warrants (collectively, the “Forward Purchase Securities”) have terms identical to those of the shares of Class A Common Stock and the Redeemable Warrants included in the Units sold in the Initial Public Offering, except; the Forward Purchase Securities will be subject to transfer restrictions and will have certain rights as long as they are held by the Forward Purchaser or its permitted transferees; the Forward Purchase Warrants will not have the right to vote on any amendments to the warrant agreement prior to the Initial Business Combination, except with respect to certain provisions relating solely to restrictions on the transfer of the Forward Purchase Securities; and the Forward Purchase Shares will not be entitled to receive any Distributable Tontine Redeemable Warrants, will not have any redemption rights in connection with the Initial Business Combination or in connection with certain amendments to the second amended and restated certificate of incorporation, and will not have any right to liquidating distributions from the trust account in the event that the Company fails to complete the Initial Business Combination within the Combination Period.

Director Forward Purchase Agreement

On July 21, 2020, the Company entered into a Director Forward Purchase Agreement with certain of its independent directors (the “Forward Purchase Directors”). The Forward Purchase Directors agreed to purchase, in one or more private placements in such amounts and at such time or times as each Forward Purchase Director determines, but no later than simultaneously with the closing of the Initial Business Combination, an aggregate of $6,000,000 of Forward Purchase Units. The Forward Purchase Directors may not transfer their obligation to purchase such Forward Purchase Units, other than to Sponsor and its affiliates and to other directors. Such Forward Purchase Securities will be subject to certain transfer restrictions and have certain registration rights, as described in the Company’s Prospectus.

Registration Rights

On July 21, 2020, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Sponsor, the Forward Purchasers and the independent directors of the Company, pursuant to which the Company is required to use commercially reasonable efforts to file within 120 days of the Initial Business Combination, and use best efforts to cause such registration statement to be declared effective as soon as practicable (but in no event later than 60 days) thereafter, providing for the resale, under Rule 415 of the Securities Act, of (i) the Sponsor Warrants, (ii) the Director Warrants, (iii) the shares issuable upon the exercise of the Sponsor Warrants or Director Warrants, (iv) the Forward Purchase Securities, (v) the shares of Class A Common Stock issuable upon conversion of the Class B Common Stock and (vi) any other shares or warrants of the Company that the parties to the Registration Rights Agreement have purchased on the open market, subject to certain conditions as provided in the Registration Rights Agreement. The parties to the Registration Rights Agreement, and their permitted transferees, will be entitled to make up to 10 demands that the Company register the foregoing securities, and will have certain “piggyback rights” with respect to other registration statements filed by the company.

The post-combination business will bear the expenses incurred in connection with the filing of any such registration statements.

Related Party Loans

The Sponsor agreed to loan the Company up to $1,500,000 to cover expenses related to the Initial Public Offering, general corporate purposes prior to the Initial Business Combination and potential transaction costs in connection with the intended Initial Business Combination, pursuant to a promissory note (the “Note”). This loan is unsecured, will bear interest on a monthly basis at the Applicable Federal Rate, and is payable no later than the end of Combination Period. The loan will be repaid out of proceeds not held in the Trust Account. The borrowings outstanding under the Note in the amount of $1,121,320 (inclusive of $200 interest due to the Sponsor) were repaid on July 24, 2020.

Note 5—Stockholders’ Equity

Common Stock

The authorized common stock of the Company includes up to 3,000,000,000 shares of Class A Common Stock and 20,000,000 shares of Class B Common Stock. If the Company enters into an Initial Business Combination, it may (depending on the terms of such an Initial Business Combination) be required to increase the number of shares of Class A Common Stock which the Company is authorized to issue at the same time as the Company’s stockholders vote on the Initial Business Combination to the extent the Company seeks stockholder approval in connection with the Initial Business Combination. The shares of Class A Common Stock have, in the aggregate, 80.0% of the voting power of the issued and outstanding common stock of the Company as of the time immediately following the Initial Public Offering and the shares of Class B Common Stock have, in the aggregate, the voting power of 20.0% of the issued and outstanding common stock of the Company as of the time immediately following the Initial Public Offering. At July 24, 2020 there were 200,000,000 shares of Class A Common Stock issued and outstanding and 100 shares of Class B Common Stock issued and outstanding.

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At July 24, 2020, there were no shares of preferred stock issued or outstanding.

Note 6—Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was available to be issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.